EXHIBIT 10.1

FIRST AMENDMENT TO THE CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO THE CREDIT AGREEMENT, dated as of March 11, 2003 (this “First Amendment”), to the Existing Credit Agreement (as defined below) is made by LAS VEGAS SANDS, INC. (“LVSI”), a Nevada corporation, and VENETIAN CASINO RESORT, LLC (“Venetian”), a Nevada limited liability company, as joint and several obligors (each of LVSI and Venetian, a “Borrower” and, collectively, the “Borrowers”), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).

WITNESSETH:

        WHEREAS, the Borrowers, the Lenders, The Bank of Nova Scotia (“Scotia Capital”) and Goldman Sachs Credit Partners L.P. (“Goldman”), as Joint Lead Arrangers and Joint Bookrunners (in such capacity, the “Arrangers”), Scotia Capital, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and Goldman, as syndication agent for the Lenders (in such capacity, the “Syndication Agent”) are all parties to the Credit Agreement, dated as of June 4, 2002 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this First Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

        WHEREAS, the Borrowers have requested that the Lenders amend or otherwise modify certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend and modify the Existing Credit Agreement as set forth below;

        NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

        SECTION 1.1. Certain Definitions. The following terms when used in this First Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

        “Administrative Agent” is defined in the first recital.

        “Arrangers” is defined in the first recital.

        “Borrower” and “Borrowers” are defined in the preamble.

        “Credit Agreement” is defined in the first recital.

        “Existing Credit Agreement” is defined in the first recital.

        “First Amendment” is defined in the preamble.

        “First Amendment Effective Date” is defined in Article III.

        “Goldman” is defined in the first recital.

        “LVSI” is defined in the preamble.

        “Scotia Capital” is defined in the first recital.

        “Syndication Agent” is defined in the first recital.

        “Venetian” is defined in the preamble.

        SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this First Amendment with such meanings.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the First Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

        SECTION 2.1. Amendments to Section 1.1.

        (a)         Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment to the Credit Agreement, dated as of March 11, 2003, among the Borrowers and the Lenders party thereto.

“First Amendment Effective Date” means March 11, 2003.

        SECTION 2.2. Amendment to Section 3.1. The amount of “$50,000,000” set forth in clause (A)(ii) of Section 3.1 of the Existing Credit Agreement is hereby amended by replacing it with “$60,000,000".

ARTICLE III

CONDITIONS TO EFFECTIVENESS

        This First Amendment and the amendments contained herein shall become effective on the date (the “First Amendment Effective Date”) when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

        SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrowers and the Requisite Lenders.

        SECTION 3.2. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable, if then invoiced.

        SECTION 3.3. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this First Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV

MISCELLANEOUS

        SECTION 4.1. Cross-References. References in this First Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this First Amendment.

        SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This First Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby.

        SECTION 4.3. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SECTION 4.4. Counterparts. This First Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

        SECTION 4.5. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

        SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this First Amendment, the Borrowers hereby represent and warrant to the Lenders, on the First Amendment Effective Date, after giving effect to this First Amendment, all statements set forth in Section 4.2b(i) of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date) and no Event of Default or Potential Event of Default has occurred and is continuing.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first above written.

                            BORROWERS:

LAS VEGAS SANDS, INC. By: /s/ Harry D. Miltenberger —————————————— Name: Harry D. Miltenberger Title: Vice President - Finance

VENETIAN CASINO RESORT, LLC By: Las Vegas Sands, Inc. its managing member By: /s/ Harry D. Miltenberger —————————————— Name: Harry D. Miltenberger Title: Vice President - Finance

                      LENDERS:

Wachovia Bank NA By: /s/ Stephen R. Kramer —————————————— Name: Stephen R. Kramer Title: Assistant Vice President

                      LENDERS:

Cooksmill By: /s/ John R.M. Campbell —————————————— Name: John R.M. Campbell Title: Authorized Signatory

                      LENDERS:

Long Lane Master Trust IV By: Fleet National Bank, as Trust Administrator By: /s/ Kevin Kearns —————————————— Name: Kevin Kearns Title: Managing Director

                      LENDERS:

Bear Stearns Investment Products Inc. By: /s/ Keith C. Barnish —————————————— Name: Keith C. Barnish Title: Authorized Signatory

                      LENDERS:

Carlyle High Yield Partners IV, Ltd. By: /s/ Linda Pace —————————————— Name: Linda Pace Title: Principal

                      LENDERS:

Carlyle High Yield Partners II, Ltd. By: /s/ Linda Pace —————————————— Name: Linda Pace Title: Principal

                      LENDERS:

General Electric Capital Corporation By: /s/ Ann Naegele —————————————— Name: Ann Naegele Title: Vice President

                      LENDERS:

Continental Casualty Company By: /s/ Marilou R. McGirr —————————————— Name: Marilou R. McGirr Title: Vice President

                      LENDERS:

Oak Hill Securities Fund, L.P

By:       Oak Hill Securities GenPar, L.P.
              Its General Partner

By:       Oak Hill Securities MGP, Inc.,
              Its General Partner

By:       /s/ Scott D. Krase
             ——————————————
Name:   Scott D. Krase
Title: Authorized Signatory

                      LENDERS:

Oak Hill Securities Fund II, L.P

By:       Oak Hill Securities GenPar II, L.P.
              Its General Partner

By:       Oak Hill Securities MGP II, Inc.,
              Its General Partner

By:       /s/ Scott D. Krase
             ——————————————
Name:   Scott D. Krase
Title: Authorized Signatory

                      LENDERS:

Oak Hill Credit Partners I, Limited By: Oak Hill CLO Management I, LLC As Investment Manager By: /s/ Scott D. Krase —————————————— Name: Scott D. Krase Title: Authorized Signatory

                      LENDERS:

Canadian Imperial Bank of Commerce By: /s/ John Livingston —————————————— Name: John Livingston Title: Authorized Signatory

                      LENDERS:

Senior Debt Portfolio By: Boston Management and Research As Investment Advisor By: /s/ Payson F. Swaffield —————————————— Name: Payson F. Swaffield Title: Vice President

                      LENDERS:

Eaton Vance Senior Income Trust By: Eaton Vance Management As Investment Advisor By: /s/ Scott H. Page —————————————— Name: Scott H. Page Title: Vice President

                      LENDERS:

Eaton Vance Institutional Senior Loan Fund By: Eaton Vance Management As Investment Advisor By: /s/Payson F. Swaffield —————————————— Name: Payson F. Swaffield Title: Vice President

                      LENDERS:

Eaton Vance CDO III, LTD By: Eaton Vance Management As Investment Advisor By: /s/Payson F. Swaffield —————————————— Name: Payson F. Swaffield Title: Vice President

                      LENDERS:

Eaton Vance CDO IV, LTD By: Eaton Vance Management As Investment Advisor By: /s/Payson F. Swaffield —————————————— Name: Payson F. Swaffield Title: Vice President

                      LENDERS:

Costantinus Eaton Vance CDO V, LTD By: Eaton Vance Management As Investment Advisor By: /s/Payson F. Swaffield —————————————— Name: Payson F. Swaffield Title: Vice President

                      LENDERS:

Grayson & Co By: Boston Management and Research As Investment Advisor By: /s/Payson F. Swaffield —————————————— Name: Payson F. Swaffield Title: Vice President

                      LENDERS:

Black Diamond CLO 1998-1 LTD By: /s/Alan Corkish —————————————— Name: Alan Corkish Title: Director

                      LENDERS:

Black Diamond CLO 2000-1 LTD By: /s/Alan Corkish —————————————— Name: Alan Corkish Title: Director

                      LENDERS:

By: /s/Robert Schatzman —————————————— Name: Robert Schatzman Title: Authorized Signatory

                      LENDERS:

PPM Shadow Creek Funding LLC By: /s/ Diana L. Mushill —————————————— Name: Diana L. Mushill Title: Asst. Vice President

                      LENDERS:

KZH Waterside LLC By: /s/ Rowena Smith —————————————— Name: Rowena Smith Title: Authorized Agent

                      LENDERS:

Bain Capital

By:       Sankaty Advisors, LLC as Collateral
             Manager for Race Point CLO, Limited,
             As Term Lender

By:       /s/ Diane J. Exter
             ——————————————
Name:   Diane J. Exter
Title:     Managing Director
Portfolio Manager

                      LENDERS:

Emerald Orchard Limited By: /s/ Susan K. Strong —————————————— Name: Susan K. Strong Title: Attorney in Fact

                      LENDERS:

Tororonto Dominion (New York), Inc. By: As Lender By: /s/ Gwen Zirkle —————————————— Name: Gwen Zirkle Title: Vice President

                      LENDERS:

Harbour Town Funding LLC By: /s/ Diana L. Mushill —————————————— Name: Diana L. Mushill Title: Asst. Vice President

                      LENDERS:

California Public Employees' Retirement System

By:       Highland Capital Management, L.P.
             As Authorized Representatives of the Board

By:       /s/Todd Travers
             ——————————————
Name:   Todd Travers
Title:     Senior Portfolio Manager
             Highland Capital Management, L.P.

                      LENDERS:

ELF Funding Trust I By: Highland Capital Management, L.P. As Collateral Manager By: /s/Todd Travers —————————————— Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

                      LENDERS:

Blue Square Funding Series 3 By: Deutsche Bank Trust Co. America fka Bankers Trust Co. By: /s/Jennifer Bohannen —————————————— Name: Jennifer Bohannen Title: Assistant Vice President

                      LENDERS:

Pinehurst Trading, Inc. By: /s/Diana L. Mushill —————————————— Name: Diana L. Mushill Title: Asst. Vice President

                      LENDERS:

Gleneagles Trading LLC By: /s/Diana L. Mushill —————————————— Name: Diana L. Mushill Title: Asst. Vice President